UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2018, Prologis, Inc.’s (the “Company”) operating partnership Prologis, L.P. (the “Operating Partnership”) priced an offering of (i) $400,000,000 aggregate principal amount of its 3.875% Notes due 2028 (the “2028 Notes”) and (ii) $300,000,000 aggregate principal amount of its 4.375% Notes due 2048 (the “2048 Notes” and, together with the 2028 Notes, the “Notes”). In connection with the offering, the Company and the Operating Partnership entered into an Underwriting Agreement, dated June 11, 2018 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture, dated as of June 8, 2011 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of June 8, 2011, the second supplemental indenture, dated as of June 8, 2011, the third supplemental indenture, dated as of June 8, 2011, the fourth supplemental indenture, dated as of June 8, 2011, the fifth supplemental indenture, dated as of August 15, 2013, the sixth supplemental indenture, dated as of December 3, 2013, the seventh supplemental indenture, dated as of February 20, 2014, and the eighth supplemental indenture, dated as of June 7, 2017 (the Base Indenture, as supplemented by the first, second, third, fourth, fifth, sixth, seventh and eighth supplemental indentures, the “Indenture”).

The issuance and sale of the Notes is expected to close on June 20, 2018. The net proceeds to the Operating Partnership from the sale of the Notes, after the underwriting discount and offering expenses, are estimated to be approximately $688 million. The Operating Partnership intends to use the net proceeds to repay borrowings under its global line of credit and its Canadian term loan, as well as for general corporate purposes.

The 2028 Notes will bear interest at a rate of 3.875% per annum and mature on September 15, 2028. The 2048 Notes will bear interest at a rate of 4.375% per annum and mature on September 15, 2048. The Notes will be senior unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

The Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on their applicable par call date (in each case exclusive of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points in the case of the 2028 Notes and 25 basis points in the case of the 2048 Notes. Notwithstanding the foregoing, if the 2028 Notes are redeemed on or after June 15, 2028, or the 2048 Notes are redeemed on or after March 15, 2048, the Notes will be redeemable in whole at any time or in part from time to time, at our option, at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-216491) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated June 11, 2018, and base prospectus, dated March 7, 2017, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 11, 2018, among Prologis L.P. and Prologis, Inc. and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named in Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 15, 2018	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel

PROLOGIS, L.P.
By: Prologis, Inc., its General Partner

Date: June 15, 2018	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director, Deputy General Counsel